SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           April 8, 1999
                                                 -------------------------------

                               Diamond Equities, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                     0-24138                     88-0232816
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)               File Number)             Identification No.)


2010 E. University Drive, Suite 3, Tempe, Arizona                   85281
-------------------------------------------------                 ----------
     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (602) 921-2760
                                                   -----------------------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 25, 1999 the Registrant entered into a Stock Purchase Agreement in which it acquired one hundred percent (100%) of the outstanding common stock of Go Profit.com, Inc., in exchange for six hundred (600) restricted shares of its Class B Convertible Preferred Stock.

     Go Profit.com, Inc. is engaged in the internet commerce business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     The unaudited Financial Statements of Go Profit are attached as Exhibit B to the Stock Purchase Agreement, filed as an Exhibit hereto. The Financial Statements represent the period from inception to March 31, 1999.

     (b) Pro Forma Financial Information.

     As of the date of this filing, it is impractical for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b), such pro forma information shall be provided as an Amendment to this Form 8-K no later than 60 days after the date of this filing.

     (c) Exhibits.

     Stock Purchase Agreement dated April 5, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIAMOND EQUITIES, INC.


Date:  April 8, 1999                        By:  /s/ David D. Westfere
                                                 -------------------------------
                                                 David D. Westfere, President

                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement ("Agreement") is entered into this 5th day of April 1999 by GOPROFIT.COM ("hereafter GP"), a Nevada corporation and the shareholders of GOPROFIT (Seller) with Diamond Equities, Inc., a Nevada corporation ("Diamond").

                                    RECITALS

GP operates a business primarily engaged in the Internet business. GP owns contract rights, customer lists, intellectual property including trade secrets, methods process, know-how, drawings, specifications and all memoranda, notes and records with regard to any research and development ("Assets") and miscellaneous assets used in connection with the operation of its business;

GP currently has issued and outstanding two million four hundred and fifty thousand (2,450,000) shares of common stock ("Stock"). GP has not issued any Preferred Stock, Warrants, or Options in relation to the common stock, however Diamond recognizes that GP has set aside 735,000 Shares of common stock in the form of Stock Options exercisable at $1.00 per share to serve as further compensation to the following three groups:245,000 shares of common stock for Management; 245,000 shares of common stock for Consultants / Professional Services Providers; 245,000 shares of common stock for Employee / Independent Contractor Compensation. All three stock pools will vest at the same percentage rate, based on the same target dates to be determined by GP's current board of directors: Jeff Dalton, David Firestone, David Holifield, and Louis Torres. A more complete description of GP stock option program will be attached as an exhibit to this document as soon as it is completed.

Purchaser desires to acquire one hundred percent (100%) of the Stock of GP and make it a subsidiary of Diamond. Seller desires to sell such Stock to Purchaser; and

WHEREAS, Seller's are the sole shareholders of GP; and

WHEREAS, Diamond Equities, Inc. is a public company

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

SECTION 1.     ASSETS AND LIABILITIES.

1.1 ASSETS. Seller agrees to sell to Diamond and Diamond agrees to purchase from Seller, on the terms and conditions set forth in this Agreement. Seller owns stock in GP which has assets including contract rights, customer lists, intellectual property including trade secrets, methods process, know-how, drawings, specifications and all memoranda, notes and records with regard to any research and development ("Assets") and miscellaneous assets used in connection with the operation of its business. Assets shall include all accounts receivable, notes receivable, prepaid accounts, contracts, and other assets of the business specified herein. Assets shall be listed on Exhibit A.


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1.2   LIABILITIES.   Diamond   shall  not  accept  the   assignment   or  assume
responsibility for any unfilled orders from customers of GP. Diamond shall not assume or perform any of GP's obligations under leases, agreements, and other contracts.

SECTION 2. EXCHANGE OF STOCK. Diamond and the Sellers will exchange stock as follows:

2.1 At Closing, Diamond shall issue to Sellers six hundred (600) shares of Class B Preferred Stock. The Preferred Stock will convert into six hundred thousand (600,000) shares of common stock in Diamond.

2.2 At Closing, the Sellers shall transfer ninety percent (90%) of the outstanding shares of GP to Diamond. GP shall become a majority owned subsidiary of Diamond

SECTION 3. SELLER'S AND GP'S REPRESENTATIONS AND WARRANTIES. GP and Seller each represent and warrant to Diamond as follows:

3.1 CORPORATE EXISTENCE. GP is now and on the Closing Date will be a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. GP has all requisite corporate power and authority to own, operate and/or lease the Assets, as the case may be, and to carry on its business as now being conducted.

3.2 AUTHORIZATION. The execution, delivery, and performance of this Agreement have been duly authorized and approved by the board of directors and shareholders of GP, and this Agreement constitutes a valid and binding Agreement of Seller in accordance with its terms.

3.3 FINANCIAL STATEMENTS. Attached hereto as Exhibit B are GP's financial statements. The Financial Statements are in accordance with the books and records of GP and are true, correct, and complete; fairly present financial conditions of GP at the dates of such Financial Statements and the results of its operations for the periods then ended; and were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Except as described in this Agreement, since March 24, 1999 there has been no material adverse change in the financial condition of GP.

3.4 OWNERSHIP OF STOCK. Seller holds good and marketable stock certificates of GP, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges, or encumbrances. All subscriptions must be paid before documents are signed.

3.5 BROKERS AND FINDERS. Neither Seller nor GP has employed any broker or finder in connection with the transactions contemplated by this Agreement, or taken

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
action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or other like payment.

3.6 TRANSFER NOT SUBJECT TO ENCUMBRANCES OR THIRD-PARTY APPROVAL. The execution and delivery of this Agreement by Seller , and the consummation of the contemplated transactions, will not result in the creation or imposition of any valid lien, charge, or encumbrance on any of the Assets or Stock, and will not require the authorization, consent, or approval of any third party, including any governmental subdivision or regulatory agency.

3.7 LABOR AGREEMENTS AND DISPUTES. GP is neither a party to, nor otherwise subject to any collective bargaining or other agreement governing the wages, hours, and terms of employment of GP's employees. Neither Seller nor GP is aware of any labor dispute or labor trouble involving employees of GP, nor has there been any such dispute or trouble during the two years preceding the date of this Agreement.

3.8 ERISA AND RELATED MATTERS. There are no "Employee Welfare Benefit Plans" or "Employee Pension Benefit Plans" (as defined in Section 3(1) and 3(2), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) existing on the date hereof that are or have been maintained or contributed to by GP. There will be an employee ESOP as indicated in Exhibit C, as well as management and contractor stock plans.

3.9 NONCANCELLABLE CONTRACTS. At the time of Closing, there will be no material leases, employment contracts, contracts for services or maintenance, or other similar contracts existing or relating to or connected with the operation of GP's business not cancelable within thirty (30) days, except those Agreements listed on Exhibit C.

3.10 COMPLIANCE WITH CODES AND REGULATIONS. Seller and GP are not in violation of any federal , state, or local government codes, ordinances, orders, or regulations.

3.11 LITIGATION. Seller and GP have no knowledge of any claim, litigation, proceeding, or investigation pending or threatened against Seller or GP that might result in any material adverse change in the business or condition of Assets or Stock being conveyed under this Agreement.

3.12 ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the representations or warranties of Seller or GP contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. Seller and GP know of no fact that has resulted, or that in the reasonable judgment of Seller will result in a material change in the business, operations, or assets of GP that has not been set forth in this Agreement or otherwise disclosed to Diamond.

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
SECTION 4. DIAMOND REPRESENTS AND WARRANTS AS FOLLOWS:

4.1 ORGANIZATION AND STANDING. Diamond is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority to own, operate and lease its properties and carry on its business as now conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material Adverse Effect. Whenever used in this Section, "Material Adverse Effect" shall mean a material adverse effect on the business, properties, prospects, conditions (financial or otherwise) or result of operations of Diamond.

4.2  AUTHORITY, APPROVAL AND ENFORCEABILITY.

     A. Subject to obtaining the required approval of the Diamond Board, which approval shall be obtained prior to the Closing Date, Diamond has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and all corporate action on its part necessary for such execution, delivery and performance has been duly taken. Any approval of the Transactions or any portion thereof by Diamond shareholders shall be obtained in compliance with applicable corporate law and , to the extent applicable, state and federal securities laws.

     B. The execution and delivery of Diamond of the Agreement do not, and the performance and consummation of the Transactions will not, result in or give rise to (with or without giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of its (i) Articles of Incorporation or Bylaws,
          (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it, or (iii) any agreement, lease or other instrument to which Diamond is a party or to which it or any of its assets may be bound.

     C. No consent, approval, authorization, order, registration, qualification or filing of or with any court or any regulatory authority or any other governmental or administrative body is required on the part of Diamond for the consummation by Diamond of the Transaction, except any approvals or filings required under state "blue sky" laws.

     D. This agreement is the legal, valid and binding obligation of Diamond, enforceable against Diamond in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting
          creditors'   rights   generally  and  subject  to  general   equitable
          principals.

4.3 FINANCIAL STATEMENTS AND REPORTS. Diamond has delivered to the Company and the Members complete copies of its audited financial statements for the year ended June 30, 1998 and June 30, 1997 and for operation ended September 30, 1998, December 31, 1998 (the "Diamond Financial Statements"). The Diamond Financial Statements (i) have been prepared from the books and records of

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
Diamond in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated, (ii) are complete and correct and present fairly the financial position of the Company as of the respective dates and the results of its operations and cash flows for the periods then ended, and (iii) contain and reflect adequate reserves for all liabilities or obligations of any nature, whether absolute, contingent or otherwise.

4.4 MATERIAL ADVERSE CHANGE. Since June 30, 1998, there has been no material change in Diamonds financial condition, assets or liabilities.

4.5 DIAMOND SHARES. The Diamond Shares to be issued to GP as contemplated hereunder are (i) duly authorized, (ii) when issued and exchanged pursuant to the terms of this Agreement, will be validly issued, fully paid, non-assessable and not subject to any preemptive rights, and (iii) based in part upon the representations of GP in this Agreement, shall be issued in compliance with all applicable federal and state securities laws. The Diamond Common Stock issuable upon conversion of Series B Preferred Stock issue pursuant to this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Determination of the Rights, Preferences and Privileges of the Series B Preferred Stock, shall be duly and validly issued, fully paid and non-assessable.

4.6 LITIGATION. There are no (a) actions, proceedings or investigations pending or any threat thereof, or verdicts or judgments entered against Diamond before any court or before any administrative agency or officer or (b) violations by Diamond of any foreign, federal, state or local laws, regulations or orders, including but not limited to laws pertaining to workplace safety and environmental clean-up.

4.7 TAX RETURNS AND PAYMENTS. Diamond has timely filed or caused to be filed and accurately prepared all federal and state income tax returns and all other federal and state tax returns which are required to be filed by Diamond. As of the Closing, there are no (i) federal or state taxes that are due and owing by Diamond; or (ii) penalties owed by Diamond for failure to timely file any federal or state tax returns or pay any federal or state taxes. Diamond has no knowledge that the federal and state tax returns of Diamond are now being or have ever been audited by the Internal Revenue service, the Nevada Franchise Tax Board, or Nevada State Board of Equalization or the applicable Arizona Departments of Revenue, respectively, and no waivers of the applicable statute of limitations have been executed.

4.9 REGISTRATION RIGHTS. Diamond is not a party to any "registration rights agreement" or any similar agreement pursuant to which any person or entity would have the right to cause, under any circumstances, the registration of Diamond securities under the Securities Act of 1933, as amended.

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
4.10 NO BROKER. Diamond is not obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with any transaction contemplated hereby or thereby.

4.11 TAX-FREE CAPITALIZATION. Diamond has not entered into any agreement or engaged in any transaction which would preclude the treatment of the transactions contemplated hereby as a tax-free transfer of property to it solely in exchange for its stock within the meaning of Section 351 of the Code.

4.12 DISCLOSURE; ACCURACY OF DOCUMENTS AND INFORMATION. Diamond and GP have disclosed all events, conditions and facts materially affecting the business and prospects of Diamond or GP. Diamond and GP have not withheld knowledge of any such events, conditions or facts which Diamond or GP knows, or has reasonable grounds to know, may materially affect Diamond's business and prospects. No representation, warranty or statement made by Diamond or GP in this Agreement, or any document furnished by Diamond pursuant to the terms of this Agreement or otherwise provided to Diamond or GP, when taken together with this Agreement in its entirety and all such documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 5. COVENANTS OF SELLER AND GP.

5.1 GP'S OPERATION OF BUSINESS PRIOR TO CLOSING. Seller and GP agree that between the date of this Agreement and the Closing Date, Seller and GP will:

     5.1.1 Continue to operate the business that is the subject of this Agreement in the usual and ordinary course and in substantial conformity with all applicable laws, ordinances, regulations, rules, or orders, and will use its best efforts to preserve its business organization and preserve the continued operation of its business with its customers, suppliers, and others having business relations with GP.

     5.1.2 Not assign, sell, lease, or otherwise transfer or dispose of any of the Assets used in the performance of its business, whether now owned or hereafter acquired, except in the normal and ordinary course of business and in connection with its normal operation.

     5.1.3 Not issued, pledge, or promise any common stock, preferred stock, options, or warrants of GP other than that disclosed in this agreement.

Seller and GP know of no fact that has resulted, or that in the reasonable judgment of Seller will result in a material change in the business, operations, or assets of GP that has not been set forth in this Agreement or otherwise disclosed to Diamond.

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5.2 ACCESS TO INFORMATION. At reasonable times prior to the Closing Date, Seller and GP will provide Diamond and its representatives with reasonable access to the Assets, titles, contracts, and records of GP and furnish such additional information concerning GP's business as Diamond from time to time may reasonably request.

5.3 EMPLOYEE MATTERS.

     5.3.1 Prior to Closing, GP will deliver to Diamond a list on Exhibit D of the names of all persons on the payroll of GP, together with a statement of amounts paid to each during GP's most recent fiscal year and amounts paid for services from the beginning of the current fiscal year to the Closing Date. GP will also provide Diamond with a schedule of all employee bonus arrangements and a schedule of other material compensation or personnel benefits or policies in effect. If not in effect they will be outlined in Exhibit D of this agreement.

     5.3.2 Prior to the Closing Date, GP will not, without Diamond's prior written consent, enter into any material agreement with any employees, increase the rate of compensation or bonus payable to or to become payable to any employee, or effect any changes in the management, personnel policies, or employee benefits, except in accordance with existing employment practices.

CONDITIONS AND BEST EFFORTS. Seller and GP will use their best efforts to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the obligations of Seller and GP under this Agreement, and will do all acts and things as may be required to carry out their respective obligations under this Agreement and to consummate and complete this Agreement.

Diamond agrees on a best efforts basis, to assist GP in raising $400,000 working capital and in immediately filing an SB-2 registration document for fund raising, full reporting status and spin-off purposes to be completed and in registration no later than 120 days from the execution date of this agreement. Failure to accomplish this will require a re-negotiation between GP and Diamond, if reasonable progress on raising $400,000 working capital is not met prior to the 120th day of Diamond's performance period.

SECTION 6. COVENANTS OF DIAMOND.

6.1 CONDITIONS AND BEST EFFORTS. Diamond will use its best efforts to effect the transactions contemplated by this Agreement and to fulfill all the conditions of Diamond's obligations under this Agreement, and shall do all acts and things as may be required to carry out Diamond's obligations and to consummate this Agreement.

6.2 CONFIDENTIAL INFORMATION. If for any reason the transfer of Stock is not closed, Diamond will not disclose to third parties any confidential information received from Seller or GP in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement.

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SECTION 7.  CONDITIONS  PRECEDENT TO DIAMOND'S  OBLIGATIONS.  The  obligation of
Diamond to purchase the Stock is subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by Diamond:

7.1 Diamond, after inspection of GP's premises, operations, financial and other affairs, as provided in Paragraph 5, approves of the condition and affairs of the Assets or financial results;

7.2 Diamond, on the Closing Date, shall receive all the Stock of Seller free and clear of any liens, encumbrances or other obligations.

7.3 All representations and warranties made in this Agreement by Seller and GP shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and, as of the Closing Date, neither Seller nor GP shall have violated or shall have failed to perform in accordance with any covenant contained in this Agreement.

7.4 There shall have been no material adverse change in the manner of operation of GP's business prior to the Closing Date.

7.5 At the Closing Date no suit,  action,  or other  proceeding  shall have been
threatened  or  instituted  to  restrain,   enjoin,  or  otherwise  prevent  the
consummation of this Agreement or the contemplated transactions.

SECTION 8. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER AND GP. The obligations of Seller and GP to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions:

8.1 REPRESENTATIONS, WARRANTIES, AND COVENANTS OF PURCHASER. All representations and warranties made in this Agreement by Diamond shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and Diamond shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

SECTION 9. DIAMOND'S ACCEPTANCE. Diamond represents and acknowledges that it has entered into this Agreement on the basis of its own examination, personal knowledge, and opinion of the value of the business. Diamond has not relied on any representations made by Seller other than those specified in this Agreement.

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SECTION 10. INDEMNIFICATION AND SURVIVAL.

10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement shall survive the Closing of this Agreement, except that any party to whom a representation or warranty has bee made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge prior to Closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give written notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate two (2) years from the Closing Date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

10.2 GP'S INDEMNIFICATION. GP and seller hereby agree to indemnify and hold Diamond, its successors, and assigns harmless from and against:

     10.2.1 Any and all claims, liabilities, and obligations of every kind and description, contingent or otherwise, arising out of or related to the operation of GP's business.

     10.2.2 Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or non-fulfillment of any agreement on the part of Seller and GP under this Agreement.

10.3 DIAMOND'S INDEMNIFICATION. Diamond agrees to defend, indemnify, and hold harmless Seller from and against:

     10.3.1 Any and all claims, liabilities, and obligations of every kind and description arising out of or related to the operation of the business following Closing

     10.3.2 Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or non-fulfillment of any agreement on the part of Diamond under this Agreement.

SECTION 11. CLOSING.

11.1 DATE. This Agreement shall be closed as soon as practicable after (i) completion of the due diligence investigation contemplated; (ii) execution of this Agreement; (iii) satisfaction of all conditions to closing set forth in this Agreement; and (iv) receipt of any required approvals under Nevada corporate law and any other required regulatory approvals. If Closing has not occurred on or prior to March 31, 1999, then any party may elect to terminate this Agreement. If, however, the Closing has not occurred because of a breach of contract by one or more parties, the breaching party or parties shall remain liable for breach of contract.

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11.2  OBLIGATIONS  OF  SELLER  AND  GP  AT  THE  CLOSING.  At  the  Closing  and
coincidentally with the performance by Diamond of its obligations described herein, Seller and GP shall deliver to Diamond the following:

     11.2.1 All documents specified in the Exhibits referred to herein with the exception of GP's Stock Option Plan to be determined by GP's current board of directors: Jeff Dalton, David Firestone, David Holifield, and Louis Torres. The ESOP plan must be an exhibit included in the Agreement or it will require shareholder approval.

11.3 All documents which are required to effect transfer to Diamond the GP Stock described herein, including a certificate representing 90% of the common stock of GP.

11.4 OBLIGATIONS OF DIAMOND AT THE CLOSING. At the Closing and coincidentally with the performance by Seller and GP of their obligations described herein, Diamond shall deliver to Seller the following:

     11.4.1 Certificate for six hundred (600) shares of Class B Preferred Stock in Diamond Equities Inc. Each share of Class B Preferred Stock converts into one thousand (1,000) shares of common stock in Diamond Equities Inc.

SECTION 12. MISCELLANEOUS PROVISIONS.

12.1 AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by all of the parties hereto.

12.2 NOTICES. All notices, requests, demands, and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or two days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

         If to Diamond, to:                          Copy to:

         David D. Westfere, President                A.F. Schaffer, P.C.
         Diamond Equities, Inc.                      2700 N. Central Avenue
         2010 E. University Drive, Suite 3           Suite 1500
         Tempe, AZ 85281                             Phoenix, AZ 85004

         If to Seller, to:                           Copy to:
         David Firestone, President                  Louis Torres, Secretary
         GoProfit.Com, Inc.                          GoProfit.Com, Inc.
         1801 Century Park East, Suite 1225          3760 Via Pacifica Walk
         Los Angeles, CA  90067                      Oxnard, CA  93035-2227

12.3 ATTORNEY FEES. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

12.4 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

12.5 COMPUTATION OF TIME. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or legal holiday.

12.6 TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

12.7 PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

12.8 ENTIRE AGREEMENT. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement. Any amendments to this Agreement must be in writing and signed by the party against whom enforcement of that amendment is sought.

12.9 AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

12.10 ARBITRATION. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

12.11 PRESUMPTION. This Agreement or any Section thereof shall not be construed against any party due to the fact that said Agreement or any Section thereof was drafted by said party.

12.12 FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purpose of the Agreement.

12.13 COUNTERPARTS. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

12.14 PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

12.15 SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

The following parties hereby agree and approve all of the terms and conditions of this Agreement, by signing where indicated.

GP:                                        Diamond:
GOPROFIT                                   DIAMOND EQUITIES, INC.
a Nevada corporation                       a Nevada corporation


By: /s/ David Firestone                    By: /s/ David D. Westfere
    -----------------------------              ---------------------------------
David Firestone, President                 David D. Westfere, President & CEO


By: /s/ Louis Torres                       By: /s/ Todd D. Chisholm
    -----------------------------              ---------------------------------
Louis Torres, Secretary/Treasurer          Todd D. Chisholm, Secretary/Treasurer

--------------------------------------------------------------------------------

Seller:
SHAREHOLDERS OF GOPROFIT


By: /s/ GlobalVest Financial Inc.          By: /s/ David Firestone
    -----------------------------              ---------------------------------
GlobalVest Financial, Inc. (400,000)       David Firestone (400,000)


By: /s/ Hane Development, LTD              By: /s/ Jeff Dalton
    -----------------------------              ---------------------------------
Hane Development, LTD (400,000)            Jeff Dalton  (400,000)

By: /s/ Louis Torres                       By: /s/ David Holifield
    -----------------------------              ---------------------------------
Louis Torres (400,000)                     David Holifield (400,000)

                                    EXHIBIT A
                        ASSETS & LIABILITIES OF GOPROFIT




                                  SEE ATTACHED

     LISTING OF OFFICE EQUIPMENT NO CONTRACTS HAVE BEEN ENTERED INTO, ONLY ASSETS ARE OFFICE EQUIPMENT!



                                    EXHIBIT B
                        FINANCIAL STATEMENTS OF GOPROFIT




                                  SEE ATTACHED


        GP STATEMENT, DATE OF FINAL STOCK SUBSCRIPTION PAYMENT RECEIVED.



                                    EXHIBIT C
                                LIST OF CONTRACTS

     Refer to four contracts in progress expected to be part of the deal.

                                    EXHIBIT D
                                LIST OF EMPLOYEES

        Name                 Social Security Number          Monthly Rate of Pay
        ----                 ----------------------          -------------------
1.  David Firestone                ###-##-####                    $5,000

2.  Jeff Dalton                    ###-##-####                    $7,500

3.  Louis Torres                   ###-##-####                    $6,500

4.  David Holifield                ###-##-####                    $7,500


     GP OPTION PLAN TO BE COMPLETED AFTER MERGER BUT ALLOCATED AS FOLLOWS:

     245,000 GP Shares for Management Stock Option Pool

     245,000 GP Shares for Consultants / Professional Services Stock Option Pool

     245,000 GP Shares for Employee / Private Contractor Stock Option Pool

                               GOPROFIT.COM, INC.

                                  BALANCE SHEET
                                 MARCH 31, 1999

                                     ASSETS

Current Assets

         Cash                                                          $  6,879
         Vendor Deposits                                                 20,000
                                                                       --------
         Total Current Assets                                            26,879

Property and Equipment, net of $102 accumulated
         Depreciation                                                     6,004

                                                                       --------
         Total Assets                                                  $ 32,883
                                                                       --------



                             LIABILITIES AND EQUITY

Current Liabilities

         Accounts payable                                              $    783
         Accrued payroll and related expenses                            23,876
                                                                       --------
         Total Current Liabilities                                       24,659


Stockholders' Equity

         Common stock $.001 par value,
           50,000,000 shares authorized,
           2,450,000 shares issued and outstanding                        2,450
         Additional paid in capital                                      53,550
         Retained earnings (deficit)                                    (47,776)
                                                                       --------
         Total Stockholders' Equity                                       8,224
                                                                       --------
         Total Liabilities and Equity                                  $ 32,883
                                                                       ========

                               GOPROFIT.COM, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                        INCEPTION THROUGH MARCH 31, 1999


Revenues                                                     $      0
                                                             --------


Operating Expenses

         Payroll                                               21,500
         Payroll taxes                                          2,378
         Consulting fees                                       23,796
         Depreciation                                             102
                                                             --------
         Total Operating Expenses                              47,776
                                                             --------
Income (Loss) Before Income Taxes                             (47,776)

Income Taxes                                                        0
                                                             --------
Net Income (Loss)                                             (47,776)

Beginning Retained Earnings                                         0
                                                             --------
Ending Retained Earnings (Deficit)                           $(47,776)
                                                             ========

                               GOPROFIT.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The Company was incorporated on March 3, 1999 under the laws of the state of Nevada. The Company has been formed to design and build a world-wide internet based investment research service portal. The company expects to begin construction of the web site and proprietary search technology programming within 30 days. Completion of the web site and search engine programming is projected to be completed within 60 - 90 days from the starting date. The Company will be supported by advertising revenues generated from the use of the financial information search portal which revenues are to be brokered by a third party.

The Company is in the process of completing merger negotiations which will provide for short term working capital and assistance with the filing of a SB-2 Registration. These planned steps will allow for the implementation of the Company's business plan described above.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                     Years
                                                     -----
                  Machinery and equipment            3 - 10
                  Furniture and fixtures             3 - 10

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.